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                       SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): May 15, 2000



                              CENTRAL COAST BANCORP
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   California                           0-254018                  77-0367061
--------------------               -------------------        ----------------
(State or other jurisdiction of   (Commission File Number)     (I.R.S.Employer
incorporation or organization)                                  ID Number)



      301 Main Street, Salinas, California                  93901
      --------------------------------------               --------
     (Address of Principal Executive Offices)             (Zip Code)



        Registrant's telephone number, including area code: (831)422-6642
                                                            --------------

                                 Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report.)



                                  Page 1 of 5

                         The Exhibit Index is on Page 4
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                       INFORMATION INCLUDED IN THE REPORT

Item 5.  Other Events.

         On May 15, 2000, CENTRAL COAST BANCORP of Salinas,
California issued a press release announcing that the board of directors has authorized a stock repurchase program for up to five percent of the Company's outstanding shares. This is a new program instituted following completion of the previous five percent repurchase program announced in Ocotber 1998.

         The forgoing is qualified by reference to the press release attached as Exhibit-99.1.


Item 7.  Financial Statements and Exhibits.

           (a) Financial Statements.

                Not Applicable.

           (b) Pro Forma Financial Information.

                Not Applicable.

           (c) Exhibits.

                (99.1) Press Release dated May 15, 2000






























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                                   SIGNATURES

        Pursuant to the  requirements  of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CENTRAL COAST BANCORP


Date:  May 15, 2000                 By: /s/ ROBERT STANBERRY
                                          -------------------
                                          Robert Stanberry
                                          (Chief Financial Officer and
                                           Principal Accounting Officer)




































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                                 EXHIBIT INDEX

                                                              Sequential
Exhibit No.                    Description                    Page No.
-----------                    -----------                    --------

99.1                Press Release dated May 15, 2000              5